AMENDMENT OF OFFER

RE: OFFER TO PURCHASE DATED FEBRUARY 23, 2006
VENDOR: JACKSON CATTLE COMPANY LTD.
PURCHASER: LEXINGTON ENERGY SERVICES INC.

1. The above-captioned offer is amended as follows:

   a) Clause 2.10 is amended from June 30, 2006 to July 31, 2006.

   b) Clause 2.2 is amended to increase the deposit from $50,000.00 to $150,000.00.

2. All other provisions in the Offer to Purchase remain in full force and effect.

3. This Amendment shall enure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns.

Jackson Cattle Company Ltd.

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Lexington Energy Services Inc.

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